Debt	9 Months Ended	12 Months Ended
	Sep. 24, 2011	Dec. 25, 2010
Debt [Abstract]
Debt

(6) Debt

On February 18, 2011, the Company completed a re-pricing of its term loans under the senior credit facility, as well as increased the size of the term loans from $1.25 billion to $1.40 billion. The incremental proceeds of the term loans were used to repay $150.0 million of the Company's senior notes.

As a result of the re-pricing of the term loans, the Company recorded a loss on debt extinguishment and refinancing transaction of $4.4 million, which includes a debt extinguishment of $465 thousand related to the write-off of original issuance discount and deferred financing costs, and $3.9 million of costs related to the refinancing, including a prepayment premium paid to creditors and fees paid to third parties. In conjunction with the repayment of senior notes, the Company recorded a loss on debt extinguishment of $6.6 million, which includes the write-off of original issuance discount and deferred financing costs totaling $5.8 million, as well as a prepayment premium and third-party costs of $758 thousand.

On May 24, 2011, the Company increased the size of the term loans from $1.40 billion to $1.50 billion. The incremental proceeds of the term loans were used to repay $100.0 million of the Company's senior notes.

As a result of the additional borrowings under the term loans, the Company recorded a loss on debt extinguishment and refinancing transaction of $859 thousand, which consisted primarily of fees paid to third parties. In conjunction with the repayment of senior notes, the Company recorded a loss on debt extinguishment of $4.3 million, which includes the write-off of original issuance discount and deferred financing costs totaling $3.8 million, as well as a prepayment premium of $500 thousand.

In connection with the May 2011 amendment of the senior credit facility, the Company paid an arranging and re-pricing fee of $3.0 million upon consummation of the initial public offering (see note 10). This payment is recorded in loss on debt extinguishment and refinancing transactions in the consolidated statements of operations.

On August 1, 2011, the Company deposited funds with the trustee governing the senior notes to repay the full remaining principal balance on the senior notes. In conjunction with the repayment of senior notes, the Company recorded a loss on debt extinguishment of $15.1 million, which includes the write-off of original issuance discount and deferred financing costs totaling $13.2 million, as well as a prepayment premium and third-party costs of $1.9 million.

As of September 24, 2011, borrowings under the senior credit facility bear interest at a rate per annum equal to an applicable margin plus, at our option, either (1) a base rate determined by reference to the highest of (a) the Federal Funds rate plus 0.5%, (b) the prime rate, (c) the LIBOR rate plus 1%, and (d) 2.00% or (2) a LIBOR rate provided that LIBOR shall not be lower than 1.00%. The applicable margin under the term loan facility is 2.00% for loans based upon the base rate and 3.00% for loans based upon the LIBOR rate.

Repayments are required to be made on term loan borrowings equal to $15.0 million per calendar year, payable in quarterly installments through September 2017.

(9) Debt

Debt at December 25, 2010 and December 26, 2009 consisted of the following (in thousands):

	December 25, 2010	December 26, 2009

Term B Loans	$1,243,823	—
Senior Notes	615,693	—
Series 2006-1 Class A-2 Notes	—	1,346,320
Series 2006-1 Class M-1 Notes	—	99,999

Total debt	1,859,516	1,446,319
Less current portion of long-term debt	12,500	—

Total long-term debt	$1,847,016	1,446,319

Senior credit facility

The Company's senior credit facility consists of $1.25 billion aggregate principal amount Term B Loans and a $100.0 million revolving credit facility, which were entered into by DBGI's subsidiary, Dunkin' Brands, Inc. (DBI) in November 2010. The Term B Loans and revolving credit facility mature in November 2017 and November 2015, respectively. As of December 25, 2010, $11.2 million of letters of credit were outstanding against the revolving credit facility.

Borrowings under our senior credit facility bear interest at a rate per annum equal to, at our option, either a base rate or a Eurodollar rate. The base rate is equal to an applicable rate ranging from 2.75% to 3.25% based on a leverage ratio plus the highest of (a) the Federal Funds rate plus 0.50%, (b) a prime rate, (c) one-month LIBOR rate plus 1.00%, and (d) 2.50%. The Eurodollar rate is equal to an applicable rate ranging from 3.75% to 4.25% based on a leverage ratio plus the higher of (a) a LIBOR rate and (b) 1.50%. In addition, we are required to pay a commitment fee on our revolving credit facility for unutilized commitments at a rate of 0.50% per annum. The effective interest rate for Term B Loans, including the amortization of original issue discount and deferred financing costs, is 6.1% at December 25, 2010.

Repayments are required to be made under the Term B Loans equal to $12.5 million per calendar year, payable in quarterly installments through September 2017, with the remaining principal balance due in November 2017. Additionally, following the end of each fiscal year, if the Company's leverage ratio, which is a measure of the Company's cash income to outstanding debt, exceeds 5.25x, the Company is required to prepay an amount equal to 50% of excess cash flow (as defined in the senior credit facility) for such fiscal year. The first excess cash flow payment would be due in the first quarter of fiscal year 2012 based on fiscal year 2011 excess cash flow and leverage ratio. Other events and transactions, such as certain asset sales and incurrence of debt, may trigger additional mandatory prepayments. The senior credit facility requires a 1.0% prepayment premium in the event the Term B Loans or revolving credit facility is voluntarily refinanced by the Company at a reduced interest rate prior to November 2011.

The senior credit facility contains certain financial and nonfinancial covenants, which include restrictions on liens, investments, additional indebtedness, asset sales, certain dividend payments, and certain transactions with affiliates. At December 25, 2010, the Company was in compliance with all of its covenants under the senior credit facility.

Certain of the Company's wholly owned domestic subsidiaries guarantee the senior credit facility. All obligations under the senior credit facility, and the guarantees of those obligations, are secured, subject to certain exceptions, by substantially all assets of DBI and the subsidiary guarantors.

The Term B Loans were issued with an original issue discount of $6.3 million, resulting in cash proceeds upon issuance of $1.24 billion. Total debt issuance costs incurred and capitalized in relation to the senior credit facility were $20.4 million. Total amortization of original issue discount and debt issuance costs related to the senior credit facility was $323 thousand for fiscal year 2010, which is included in interest expense in the consolidated statements of operations.

Subsequent to fiscal year 2010, the Company re-priced its senior credit facility and increased the amount of term loans outstanding to $1.40 billion (see note 19).

Senior notes

DBI issued $625.0 million face amount Senior Notes in November 2010 that mature in December 2018. Interest is payable semi-annually at a rate of 9.625% per annum. The effective interest rate for the Senior Notes, including the amortization of original issue discount and deferred financing costs, is 10.2%.

Certain of DBI's subsidiaries have jointly and severally, irrevocably and unconditionally guaranteed the payment of the amounts due under the Senior Notes. The Senior Notes are unsecured and are effectively subordinated to the senior credit facility to the extent of the value of the assets securing such debt.

The Senior Notes contain certain covenants, which include restrictions on liens, investments, additional indebtedness, asset sales, certain dividend payments, and certain transactions with affiliates. Optional redemptions may be made at 100.0% to 102.5% of par, depending upon the timing of such redemptions. Upon a change of control, the Company must offer to purchase the Senior Notes at 101% of par. At December 25, 2010, the Company was in compliance with all of its covenants under the Senior Notes.

The Senior Notes were originally issued through a private transaction. The Company has agreed to file a registration statement with the SEC to permit either the exchange of the original notes for registered notes having substantially the same term, or the registered resale of the original notes. The exchange of notes or registration covering resales of the original notes must be completed by November 2011 or additional interest may accrue, not to exceed 1.0% per annum.

The Senior Notes were issued with an original issue discount of $9.4 million, resulting in cash proceeds upon issuance of $615.6 million. Total debt issuance costs incurred and capitalized in relation to the Senior Notes were $15.6 million. Total amortization of original issue discount and debt issuance costs related to the Senior Notes was $182 thousand for fiscal year 2010, which is included in interest expense in the consolidated statements of operations.

Subsequent to fiscal year 2010, the Company will repay $150.0 million of the Senior Notes utilizing the proceeds from the increased term loans under the senior credit facility (see note 19).

ABS Notes

On May 26, 2006, certain of the Company's subsidiaries (the Co-Issuers) entered into a securitization transaction. In connection with this securitization transaction, the Co-Issuers issued 5.779% Fixed Rate Series 2006-1 Senior Notes, Class A-2 (Class A-2 Notes) with an initial principal amount of $1.5 billion and 8.285% Fixed Rate Series 2006-1 Subordinated Notes, Class M-1 (Class M-1 Notes) with an initial principal amount of $100.0 million. In addition, the Company also issued Class A-1 Notes (the Class A-1 Notes, together with the Class A-2 Notes and the Class M-1 Notes, the ABS Notes), which permitted the Co-Issuers to draw up to a maximum of $100.0 million on a revolving basis. As of December 26, 2009, $34.3 million of letters of credit were outstanding related to the Class A-1 Notes.

Total debt issuance costs incurred and capitalized in relation to the ABS Notes were $72.9 million, of which $6.0 million, $7.4 million, and $7.0 million was amortized to interest expense during fiscal years 2010, 2009, and 2008, respectively.

The ABS Notes were secured by a pledge of substantially all of the assets of the Co-Issuers. In addition, certain subsidiaries unconditionally and irrevocably guaranteed the obligations of the Co-Issuers under the ABS Notes, and such guarantee was secured by a pledge of substantially all of the assets of those subsidiaries. In addition, the payment of interest payable on the Class A-1 Notes and the Class A-2 Notes on each payment date (subject to certain limitations) and the outstanding principal amount of the Class A-1 Notes and the Class A-2 Notes on the legal final maturity date (June 20, 2031) was unconditionally and irrevocably guaranteed by Ambac.

During fiscal year 2009, the Company repurchased and retired outstanding Class A-2 Notes with a total face value of $153.7 million. The Class A-2 Notes were repurchased using available cash for a total repurchase price of $142.7 million. As a result of these repurchases, the Company recorded a net gain on debt extinguishment of $3.7 million, which includes the write-off of deferred financing costs of $4.8 million and pre-payment premiums paid to Ambac of $2.5 million.

In June 2010, the Company repurchased and retired outstanding Class A-2 Notes with a total face value of $99.8 million. The Class A-2 Notes were repurchased at par using available cash. As a result of this repurchase, the Company recorded a net loss on debt extinguishment of $3.7 million, which includes the write-off of deferred financing costs of $2.7 million and pre-payment premiums paid to Ambac of $1.0 million.

In December 2010, all outstanding ABS Notes were repaid in full with proceeds from the Term B Loans and Senior Notes. As a result, a net loss on debt extinguishment of $58.3 million was recorded, which includes the write-off of deferred financing costs of $34.7 million, make whole payments of $22.6 million, and other professional and legal costs.

Maturities of long-term debt

The aggregate maturities of long-term debt for each of the next five calendar years are $14.0 million per year, based on the amended senior credit facility (see note 19).